Exhibit 10.2

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.
Execution Version

August 30, 2024
Gilead Sciences, Inc.
333 Lakeside Drive
Foster City, CA 94404
Ladies and Gentlemen:
This second letter agreement (“Second Letter Agreement”) is entered into as of August 30, 2024 (the “Second Letter Agreement Effective Date”), by and between MacroGenics, Inc. (“MacroGenics”), and Gilead Sciences, Inc., (“Gilead”) (collectively, the “Parties”). Reference is hereby made to the Collaboration and License Agreement between the Parties, dated as of October 14, 2022, as amended by the First Amendment to License Agreement, dated January 11, 2024 (the “Collaboration Agreement”) and the Letter Agreement between the Parties, dated as of August 31, 2023 (“First Letter Agreement”). Unless otherwise specified or defined herein, any capitalized terms used but not defined in this Second Letter Agreement will have the meaning assigned to them in the Collaboration Agreement or the First Letter Agreement, as applicable.
As of the Second Letter Agreement Effective Date, MacroGenics anticipates conducting [***] Study [***] a study that Gilead will provide funding for under this Second Letter Agreement. As a condition to Gilead providing funding and MacroGenics conducting such study, the Parties have agreed to enter into this Second Letter Agreement, memorializing their agreement to the following:
1.    First Research Program. Pursuant to the First Letter Agreement, the Parties established the First Research Program for which the Confirmed Research Target Combination [***].
2.    Funding Payment for [***] Study. Within [***] after the Second Letter Effective Date, MacroGenics shall invoice Gilead [***] and Gilead shall pay such amount [***] after Gilead’s receipt of such invoice. MacroGenics shall use such payment solely to conduct the [***] study detailed in the study plan attached to this Second Letter Agreement in Exhibit A (the “[***] Study”).
3.    Conduct [***] Study. MacroGenics shall conduct and complete the [***] Study at its cost and expense subject to Gilead’s funding pursuant to Section 2 of this Second Letter Agreement. All data, results, know-how and other intellectual property resulting from the performance of the [***] Study (“Study Intellectual Property”) shall be solely owned by MacroGenics and MacroGenics shall have the sole right to use the Study Intellectual Property in any way it sees fit, subject to the last sentence of Section 5.1(a) (Research Target Nomination Right) of the Collaboration Agreement and the last sentence of this Section 3 of this Second Agreement Letter. MacroGenics shall have no obligation to provide any financial consideration to Gilead or any other consideration (except as set forth in this Second Agreement Letter) for MacroGenics’ ownership and any use of the Study Intellectual Property. If the Research Target Combination of [***] becomes a Licensed Research Target Combination, then the Study Intellectual Property will be deemed MacroGenics Research Know-How or MacroGenics Research Patents under the Collaboration Agreement, as applicable, and will be licensed to Gilead under Section 3.2(a) (Research Term License) of the Collaboration Agreement.
4.    Collaboration Agreement Amendments.
a.    Section 1.154 of the Collaboration Agreement is hereby renumbered as Section 1.155 and each section thereafter in Article 1 is renumbered accordingly and the following text is inserted as a new Section 1.154 of the Collaboration Agreement:

1.154 “[***] Data Package” means the data package containing data generated from the [***] study conducted by MacroGenics pursuant to the Second Letter Agreement between the Parties dated August 30, 2024 to evaluate [***] a molecule being developed by MacroGenics which binds the Research Target Combination [***] (such study, the “[***] Study”). The data to be included in [***] Data Package is set forth in Schedule 1.154.
b.    Section 5.1(a) (Research Target Nomination Right) of the Collaboration Agreement is hereby deleted and replaced in its entirety as follows:

Research Target Nomination Right. During the period commencing on the Effective Date and, subject to the last sentence of Section 5.1(e) [***] Study Report), ending [***] following submission of the [***] Data Package by MacroGenics to Gilead (“Research Target Selection Period”), provided that submission of the [***] Data Package shall be in sufficient time for such [***] period to expire no later than [***] of the initiation of the [***] Study, Gilead shall have the right, in its sole discretion (subject to the remainder of this Article 5 (Research Target Nomination; Research Plans; Licensed Research Target Combinations)), to nominate [***] (such combination, a “Research Target Combination” and such right, the “Research Target Nomination Right”) for each of up to two (2) Research Programs for which the Parties would Develop Research Molecules and Research Products in accordance with the remainder of this Article 5 (Research Target Nomination; Research Plans; Licensed Research Target Combinations). During the Research Target Selection Period, (a) MacroGenics shall not grant any Third Party any right to Exploit [***], in each case, in a manner that would preclude [***] from becoming a Confirmed Research Target Combination pursuant to Section 5.1(c) (Confirmed Research Target Combinations) if Gilead were to nominate such Research Target Combination and (b) notwithstanding anything to the contrary in this Agreement, the Research Target Combination of [***] will not be deemed an Unavailable Target Combination.
c.    The following text is inserted as a new Section 5.1(e) [***] Study Report) of the Collaboration Agreement
[***] Data Package. MacroGenics shall deliver the [***] Data Package to Gilead as promptly as possible, and in no event more than [***]after completion of the [***] Study. [***] following Gilead’s receipt of the [***] Data Package, Gilead may provide MacroGenics with written notice if Gilead believes in good faith that the purported [***] Data Package provided by MacroGenics does not contain all of the information required to be provided in such study report, as set forth in Schedule 1.154 (each, a “Deficiency Notice”), which Deficiency Notice will reasonably specify the missing item(s). MacroGenics will modify such [***] Data Package to reflect such comments and will provide an updated [***] Data Package that includes the missing information as promptly as practicable, and in any event, [***] after receipt of the Deficiency Notice; provided that, for clarity, MacroGenics shall not be required to generate any additional data that is not in existence as of the date of delivery of the [***] Data Package (including re-running previously performed studies) to the extent such data is supplementary and not required to be set forth in such [***] Data Package or comply with any requests to modify the presentation or formatting of the then-existing data unless required to be set forth in such [***] Data Package. If Gilead provides a Deficiency Notice, then the Research Target Selection Period will end on the date that is the later of (a) [***] following the provision [***] Data Package that includes the missing information and (b) [***] following the initial submission of the [***] Data Package by MacroGenics to Gilead.
d.    Exhibit B is hereby added as a new Schedule 1.154 of the Collaboration Agreement.
5.    JSC Responsibilities. The Parties agree that the JSC will be responsible for facilitating the exchange of information between the Parties with respect to the [***] Study.
6.    Effector Target. The Parties agree that the [***] shall be available as an Effector Target for combination with the Cancer Target [***].
7.    General Provisions. This Second Letter Agreement will be deemed to be incorporated into, and made a part of, the First Letter Agreement and Collaboration Agreement, and the First Letter Agreement, Collaboration Agreement, and this Second Letter Agreement will be read, taken, and construed as one and the same agreement (including with respect to the provisions set forth in Article 19 (Miscellaneous) of the Collaboration Agreement which will, as applicable, be deemed to apply to this Second Letter Agreement mutatis mutandis). In the event of any express conflict or inconsistency between this Second Letter Agreement, on one hand, and the First Letter Agreement or Collaboration Agreement on the other hand, the terms and conditions of this Second Letter Agreement will control. This Second Letter Agreement, together with the First Letter Agreement and the Collaboration Agreement, sets forth the complete, final, and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions, and understandings between the Parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings between the Parties existing as of the Second Letter Agreement Effective Date with respect to the subject matter hereof. Except as expressly set forth in this Second Letter Agreement, all terms and conditions of the First Letter Agreement and Collaboration Agreement will remain in full force and effect during the effective period thereof.
[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Second Letter Agreement to be executed by their respective duly authorized officers as of the Second Letter Agreement Effective Date.

GILEAD SCIENCES, INC.
By
Name: Jackson Egen
Title: VP, Research Oncology

MACROGENICS, INC.

By
Name : Scott Koenig CEO

Title: CEO

Exhibit A

[***] Study

[***]

Exhibit B

Schedule 1.154

[***]